Exhibit 99.5

Q. Who is AECOM?

A. AECOM Technology Corporation is one of the industry’s leading providers of integrated infrastructure and support services, with approximately 45,000 employees in 150 countries around the world. Ranked the #1 design firm by Engineering News-Record, AECOM serves a broad range of markets, including transportation, facilities, environmental, energy, water, and government. AECOM is a publicly held company, traded on the New York Stock Exchange under the symbol ACM.

Q. Why is AECOM Acquiring URS? What are the benefits of joining together as one company?

A. Both AECOM and URS recognized that to continue to succeed and grow in the future, they needed to continue to expand their markets, services and geographic footprint, and to build the scale to pursue the largest programs and projects around the world.

Together, URS and AECOM will be one of the largest global providers of integrated engineering, construction, and support services, with the expertise, scale, and resources to design, build, finance, and operate major projects around the globe.

AECOM is the global leader in design with strong vertical construction know-how and with a broad global reach in 150 countries. URS has large project delivery capabilities, as well as oil and gas, power, and nuclear expertise—and strong relationships across the government services market. Our two companies are very complementary with many new growth opportunities.

For example, in the infrastructure market, AECOM’s financing capabilities, combined with URS’ expertise delivering large construction projects, will enable us to address the growing number of public-private-partnership opportunities, as well as design-build and design-build-operate-maintain contracts.

URS will benefit from expanded capabilities in the design and construction of commercial and public buildings both in the United States and globally. AECOM will gain from URS’ expertise designing and building virtually every type of power plant, as well as from the strong business URS has built in the growing North American oil and gas market.

Both companies also have successful and highly complementary businesses serving federal government clients. Together, URS and AECOM will be one of the largest contractors to the U.S. federal government. We will have the resources and expertise to offer a broader range of services to both defense and civilian agencies around the world—and to deliver these services in a more responsive and cost-effective manner.

By joining with AECOM, URS will have access to a broader client base, allowing us to deliver more of our services to more clients in more places. For example, AECOM has hundreds of clients outside of the Americas who can benefit from URS’ exceptional capabilities in markets, such as oil and gas, industrial, and environmental.

URS also will have a much larger presence in important developing economies and will increase our operations in China six-fold.

URS has built a large and successful business providing environmental, engineering, and construction services to multinational corporations around the world, and AECOM will provide URS with a much larger international footprint to serve the needs of industrial and oil and gas clients on virtually every continent.

Q. Aren’t URS and AECOM competitors?

A. AECOM and URS have historically competed for projects. But there have been many instances where we have teamed on projects over the years, and there is a great deal of mutual respect between our two firms.

Employee Q&A  •  AECOM Acquisition  •  July 2014

Q. How do the cultures of the two companies compare?

A. Both companies share a strong culture of business values, including an uncompromising commitment to operational and technical excellence, safety, ethics, sustainability, and corporate responsibility.

Q. What happens next?

A. The acquisition is expected to be completed in 2014. While the transaction has been approved by the Boards of Directors of both URS and AECOM, it is subject to regulatory approvals, as well as the approval of URS and AECOM shareholders.

Between now and the close of the transaction, URS and AECOM will continue to operate as two distinct, separate companies, and each will continue to independently pursue clients and compete with each other as they would with any other competitor. This includes not sharing sensitive client pricing information.

Employee Benefits and Impact

Q. What are the benefits of this transaction to me, as an employee?

A. The combined company will offer unparalleled career opportunities to our employees, opening up new career paths that few firms in our industry can offer.

The more than 95,000 employees across 150 countries will benefit as the combined organization capitalizes on its greater scale and capital to invest in and develop its people, advance their career opportunities, and expand their capacity to compete globally.

Employees will have greater career-growth potential by being part of a global platform that, when combined with our expanded service offerings and expertise, enables us to work on the most complex and challenging projects in the world.

Employees will benefit from the increased leveraging of combined investments in areas, such as technology, project-delivery tools, and training.

Q. What employees or offices will be impacted?

A. For the vast majority of employees, this combination will not affect their employment status. However, in any acquisition of this size, some job redundancies will occur.

Decisions about what positions and locations will be affected will be made by the combined company’s management team with representatives from both legacy organizations.

It is too soon to speculate about exactly which positions might be affected.

Q. Does this mean I have to shift office locations? Will employees be relocated as a result of this deal?

A. In the short term, office locations will remain as they are today.

AECOM and URS will look to optimize their real-estate footprint and investment while continuing to meet the evolving needs of their clients.

In locations where we have multiple operations, our long-term goal is to bring people together to enhance communication and make it easier to collaborate.

More details will be provided as the integration planning is completed.

Employee Q&A  •  AECOM Acquisition  •  July 2014

Q. How will this acquisition impact my current job responsibilities?

A. Until the close of the transaction, it will be business as usual, and AECOM and URS will continue to operate as separate companies.

Employees should continue to provide the same great service our customers have come to expect from them.

Q. Will my benefits change?

A. URS benefit plans and vendors will remain unchanged through the end of 2015.

Q. Will my seniority and tenure be honored?

A. Yes. Both organizations will continue to honor seniority.

Q. If I own URS stock, what will happen to my shares?

A. AECOM will pay US$56.31 per URS share, based on AECOM’s closing price on July 11, 2014, representing a premium of 19% over the trailing 30-day average closing price of URS shares ending July 11, 2014.

URS stockholders will receive per share consideration equal to US$33.00 in cash and 0.734 shares of AECOM common stock for each URS share.

URS stockholders may elect to receive all cash or all stock consideration, subject to proration in the event of oversubscription. The election will be subject to a customary proration mechanism to achieve an aggregate consideration mix of approximately 59% cash and 41% AECOM common shares.

The stock portion of the consideration is expected to be tax-free to URS stockholders.

Post-Acquisition Structure and Integration

Q. Who will run the combined company, and what other management changes will occur?

A. At the completion of the acquisition, Mike Burke will serve as the President and Chief Executive Officer for the combined company.

Many members of URS’ leadership will have prominent roles in the new organization, including our Division Presidents, Gary Jandegian, George Nash, Wayne Shaw, and Randy Wotring, and URS’ General Counsel, Joe Masters.

URS’ Chief Financial Officer, Tom Hicks, also will play an active role in the combined company’s integration activities.

Q. What can you tell me about the integration plan and process?

A. We are confident the two companies will fit quite well with one another. The leadership teams have been collaborating to the extent allowed by law, and we have no reason to believe this will not be a smooth integration.

URS and AECOM have already begun the process of integration planning so that we will be positioned to leverage the best opportunities from the combination when the transaction closes.

Upon closure of the transaction, AECOM and URS will complete the integration as expeditiously as possible. We are expecting to close in 2014.

Employee Q&A  •  AECOM Acquisition  •  July 2014

Q. What will we call the new company?

A. We will continue to operate as URS and AECOM until the close of the transaction.

Options for the name of our combined organization are being evaluated.

Pre-close Guidelines

Q. What should we do in the interim period?

A. The transaction is expected to close in 2014. Until then, it will be business as usual, and AECOM and URS will continue to operate as separate companies, and all interactions with AECOM and its employees must be governed by the same standards we would apply to any other competitor.

Employees should continue to provide the great service our customers have come to expect from them.

Q. What can I tell my family and friends about this transaction?

A. Employees can share publicly available information about the transaction. Employees are encouraged to share the press release and transaction website with their family and friends.

Q. What information may I share on social media?

A. Employees are to only share publicly available information about the transaction.

It is helpful to remember that social media is a powerful form of communication. As a URS employee, you should give careful consideration to the information you post on social channels, even personal accounts, to avoid creating undue risk for URS or for yourself.

For more information, please refer to the URS Social Media Policy (https://thesourse.urs.com/policies/PPIDocuments/ Social%20Media.pdf).

Q. What should I do if I am contacted by the media?

A. All media inquiries should be referred to Hugh Burns, Ron Low, or Delia Cannan at Sard Verbinnen & Co (+1.212.687.8080). Investor questions should be referred to Sam Ramraj, URS Vice President of Investor Relations (+1.415.774.2700).

Q. We are currently working with AECOM on a project. How does this announcement affect our working relationship?

A. Since URS and AECOM are currently two separate companies, any current business relationships with AECOM must remain unchanged until the close of the transaction.

Employee Q&A  •  AECOM Acquisition  •  July 2014

Q. Can we begin including our joint capabilities into proposals?

A. We cannot begin pursuing work as a single entity until the transaction has been approved and is complete.

Q. When will I meet AECOM employees? Are we expected to coordinate with them now?

A. The transaction is expected to close in 2014. Until then, it will be business as usual, and URS and AECOM will continue to operate as separate companies and competitors. URS employees should not contact or coordinate with AECOM employees outside the normal course of business.

It is important to keep in mind that this announcement represents just the beginning of the acquisition process. While we expect the transaction to close later this year, it is still subject to customary regulatory and shareholder approvals. Until then, the two companies will remain independent, and all interactions with AECOM and its employees must be governed by the same standards we would apply to any other competitor.

Q. Should I change my email footer?

A. No. Please leave your email footer as is until you are informed otherwise.

Q. Should we start using the AECOM logo?

A. No. Until the transaction closes, URS and AECOM are operating as two separate companies.

Q. How will we be kept updated throughout the legal proceedings and approvals that must now take place?

A. We will continue to communicate updates as needed via articles on The Sourse, broadcast emails, and other methods. Any press releases that are generated as a result of this transaction will be posted on our Corporate website (www.urs.com), and you can learn more about the transaction by visiting www.aecom-urs.com, which is a website that has been created to communicate information regarding the transaction.

Q. How can I learn more about AECOM?

A. You can learn more about AECOM by visiting www.aecom.com.

Employee Q&A  •  AECOM Acquisition  •  July 2014

About AECOM

Ranked as a leading engineering design firm by Engineering News-Record magazine, AECOM is a premier, fully integrated infrastructure and support services firm, with a broad range of markets, including transportation, facilities, environmental, energy, water and government. With approximately 45,000 employees—including architects, engineers, designers, planners, scientists and management and construction services professionals—serving clients in more than 150 countries around the world, AECOM is a leader in all of the key markets that it serves. AECOM provides a blend of global reach, local knowledge, innovation and technical excellence in delivering solutions that create, enhance and sustain the world’s built, natural, and social environments. A Fortune 500 company, AECOM had revenue of $8.0 billion during the 12 months ended March 31, 2014. More information on AECOM and its services can be found at www. aecom.com.

About URS

URS Corporation (NYSE: URS) is a leading provider of engineering, construction, and technical services for public agencies and private sector companies around the world. The company offers a full range of program management; planning, design and engineering; systems engineering and technical assistance; construction and construction management; operations and maintenance; management and operations; information technology; and decommissioning and closure services. URS provides services for federal, oil and gas, infrastructure, power, and industrial projects and programs. Headquartered in San Francisco, URS Corporation has more than 50,000 employees in a network of offices in nearly 50 countries (www.urs.com).

Forward-Looking Statements: All statements in this press release other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which AECOM and URS operate and beliefs of and assumptions made by AECOM management and URS management, involve uncertainties that could significantly affect the financial results of AECOM or URS or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving AECOM and URS, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders, benefits of the transaction to customers and employees of the combined company, integrating our companies, cost savings, synergies, earnings per share, backlog, and the expected timetable for completing the proposed transaction – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; the interest rate on any borrowings incurred in connection with the transaction; the impact of the indebtedness incurred to finance the transaction; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, customers and competitors; the outcome of any legal proceedings that have been or may be instituted against URS and/or AECOM and others following announcement of the transaction; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the merger and the actual terms of the financings that will be obtained for the merger; changes in financial markets, interest rates and foreign currency exchange rates; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by AECOM and URS. AECOM and URS do not intend, and undertake no obligation, to update any forward-looking statement.

Employee Q&A  •  AECOM Acquisition  •  July 2014

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, AECOM intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of AECOM and URS that also constitutes a prospectus of AECOM. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AECOM by contacting AECOM Investor Relations at 1-213-593-8000. Investors and security holders may obtain free copies of the documents filed with the SEC by URS by contacting URS Investor Relations at 877-877-8970. Additionally, information about the transaction is available online at www.aecom-urs.com.

AECOM and URS and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about AECOM’ directors and executive officers is available in AECOM proxy statement for its 2014 Annual Meeting of Stockholders filed with the SEC on Jan. 24, 2014. Information about URS’s directors and executive officers is available in URS’s proxy statement for its 2014 Annual Meeting of Stockholders filed with the SEC on April 17, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from AECOM or URS using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Employee Q&A  •  AECOM Acquisition  •  July 2014